REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS
Research International FDP Fund
Marsico Growth FDP Fund Van
Kampen Value FDP Fund and Franklin
Templeton Total Return FDP Fund
and Board of Directors of FDP
Series Inc

In planning and performing our
audits of the financial statements
of MFS Research International FDP
Fund Marsico Growth FDP Fund Van
Kampen Value FDP Fund and Franklin
Templeton Total Return FDP Fund
each a series of FDP Series Inc
the Corporation as of and for
the year ended May 31 2011 in
accordance with the standards of
the Public Company Accounting
Oversight Board United States
we considered the Corporations
internal control over financial
reporting including controls over
safeguarding securities as a
basis for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to comply
with the requirements of Form N
SAR but not for the purpose of
expressing an opinion on the
effectiveness of the Corporations
internal control over financial
reporting Accordingly we express
no such opinion

The management of the Corporation
is responsible for establishing
and maintaining effective internal
control over financial reporting
In fulfilling this responsibility
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls A companys
internal control over financial
reporting is a process designed to
provide reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external purposes
in accordance with generally
accepted accounting principles A
companys internal control over
financial reporting includes those
policies and procedures that 1
pertain to the maintenance of
records that in reasonable
detail accurately and fairly
reflect the transactions and
dispositions of the assets of the
company; 2 provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial
statements in accordance with
generally accepted accounting
principles and that receipts and
expenditures of the company are
being made only in accordance with
authorizations of management and
directors of the company; and 3
provide reasonable assurance
regarding prevention or timely
detection of unauthorized
acquisition use or disposition
of a companys assets that could
have a material effect on the
financial statements

Because of its inherent
limitations internal control over
financial reporting may not
prevent or detect misstatements
Also projections of any
evaluation of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of changes in
conditions or that the degree of
compliance with the policies or
procedures may deteriorate

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees in the normal course
of performing their assigned
functions to prevent or detect
misstatements on a timely basis A
material weakness is a deficiency
or a combination of deficiencies
in internal control over financial
reporting such that there is a
reasonable possibility that a
material misstatement of the
companys annual or interim
financial statements will not be
prevented or detected on a timely
basis

Our consideration of the
Corporations internal control
over financial reporting was for
the limited purpose described in
the first paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be material weaknesses
under standards established by the
Public Company Accounting
Oversight Board United States
However we noted no deficiencies
in the Corporations internal
control over financial reporting
and its operation including
controls for safeguarding
securities that we consider to be
a material weakness as defined
above as of May 31 2011

This report is intended solely for
the information and use of
management and the Board of
Directors of FDP Series Inc and
the Securities and Exchange
Commission and is not intended to
be and should not be used by
anyone other than these specified
parties


 Deloitte & Touche LLP
Boston Massachusetts
July 28 2011